SUPPLEMENT DATED MAY 21, 2018 TO THE

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2018

   On May 17, 2018, the Board of Trustees of the First Investors Life Series Funds (the “Trust”), upon the recommendation of Foresters Investment Management Company, Inc., the investment adviser for the First Investors Funds, approved a plan to liquidate and terminate (the “Liquidation”) the First Investors Life Series Real Estate Fund (the “Fund”), a series of the Trust.  It is anticipated that the Liquidation will be completed during the third quarter of 2018 or as soon thereafter as review of the Liquidation is completed, if required, by any applicable insurance regulators (the “Liquidation Date”).  A shareholder vote is not required to approve the Liquidation.

   Effective as of the regularly scheduled close of regular trading on the New York Stock Exchange on May 18, 2018, the Fund will no longer accept investments from new investors.  Current investors can continue to make purchases until the Liquidation Date.  The Fund reserves the right, in its discretion, to modify the extent to which sales are permitted or limited prior to the Liquidation Date.

    At any time prior to the Liquidation Date, investors may redeem their shares of the Fund pursuant to the procedures set forth in the prospectus under “Shareholder Information.”

   Owners of the variable annuity contracts and variable life insurance policies (each, a “Contract”) issued by an  insurance company that offers the Fund as an investment option should consult with their representatives or contact Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, New Jersey 08818-7836 or call toll free 1-800-832-7783 regarding the following:

•	The possibility of transferring their investment to other mutual funds advised by Foresters Investment Management Company, Inc. and available under their Contracts; and

•	The redirection of their assets that will occur on or about the Liquidation Date.

   A letter will be sent to holders of Contracts setting forth various options and instructions with respect to the Liquidation.

   The Liquidation is not expected to have any adverse tax consequences for holders of a Contract.  Contract holders should consult their tax advisors regarding the tax treatment of the Liquidation.

   In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the Liquidation, the Fund likely will no longer pursue its investment objectives and strategies between now and the Liquidation Date.

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Please retain this Supplement for future reference.
LSP5182